Sun Microsystems

                            SUN MICROSYSTEMS FINANCE

                             MASTER LEASE AGREEMENT

Master Lease # SL7082094


Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the following terms of this Master Lease Agreement ("Master Lease") and any Lease Schedule ("Schedule"), collectively referred to as the Lease ("Lease"), the personal property described in any Schedule together with all attachments, replacements, parts, substitutions, additions, upgrades, accessories, software licenses and operating manuals (the "Product"). Each Schedule shall constitute a separate, distinct, and independent Lease and contractual obligation of Lessee.

1.       Commencement Date and Term

The initial lease term ("Initial Term") and Lessee's rental obligations shall begin on the Commencement Date and continue for the number of Rental Periods specified in the Lease as set forth in Section 2 below and shall renew automatically thereafter until terminated by either party upon not less than ninety (90) days prior written notice. The Commencement Date with respect to each item of Product shall be the 16th day after date of shipment to Lessee.

2.       Rent and Rental Period

All rental payments and any other amounts payable under a Lease are collectively referred to as "Rent". The Rental Period shall mean the rental payment period of either calendar months, quarters, or as otherwise specified in each Schedule. Rent for the specified Rental Period is due and payable in advance, to the address specified in Lessor's invoice, on the first day of each Rental Period during the Initial Term and any extension (collectively, the "lease Term"), provided, however, that Rent for the period of time (if any) from the Commencement Date to the first day of the first Rental Period shall begin to accrue on the commencement Date. If any Rent is not paid when due, Lessee will pay a service fee equal to five percent (5%) of the overdue amount plus interest at the rate of one and one half percent (1.5%) per month or the maximum legal interest rate, whichever is less.

3.       Net Lease, Taxes and Fees

Each Schedule shall constitute a net lease and payment of Rent shall be absolute and unconditional, and shall not be subject to any abatement, reduction, set off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Lessee agrees to pay Lessor when due shipping charges, fees, assessments and all taxes (municipal, state and federal) imposed upon a Lease or the Product or its ownership, leasing, renting, possession or use except for taxes based on Lessor's income.

4.       Title

Product shall always remain personal property. Lessee shall have no right or interest in the Product except as provided in this Master Lease and the applicable Schedule and shall hold the Product subject and subordinate to the rights of Lessor. Lessee agrees to execute UCC financing statements as and when requested by Lessor and hereby appoints Lessor as its attorney-in-fact to execute such financing statements. Lessor may file a photocopy of any Lease as a financing statement.

Lessee will, at its expense, keep the Product free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold harmless from and against any loss or expense caused by Lessee's failure to do so. Lessee shall give Lessor immediate written notice of any attachment or judicial process affecting the Product or Lessor's ownership. If requested, Lessee will label the Product as the property of Lessor and shall allow, subject to Lessee's reasonable security requirements, the inspection of the Product during regular business hours.

5.       Use, Maintenance and Repair

Lessee, at its own expense, shall keep the Product in good repair, appearance and condition, other than normal wear and tear and shall obtain and keep in effect throughout the term of the Schedule a hardware and software maintenance agreement with the manufacturer or other party acceptable to Lessor. All parts furnished in connection with such repair and maintenance shall be manufacturer authorized parts and shall immediately become components of the Product and the property of Lessor. Lessee shall use the Product in compliance with the manufacturer's or supplier's suggested guidelines.

6.       Delivery and Return of Product

Lessee assumes the full expense of transportation, insurance, and installation to Lessee's site. Upon termination of each Schedule, Lessee will provide Lessor a letter from the manufacturer certifying that the Product is in good operating condition and is eligible for continued maintenance and that the operation system is at the then current level, unless under a Sun service contract during the Lease Term. Lessee, at its expense, shall deinstall, pack and ship the Product to a U.S. location identified by Lessor. Lessee shall remain obligated to pay Rent on the Product until the Product and certification are received by Lessor.

7.       Assignment and Relocation

Lessee may sublease or assign its rights under this agreement with lessor's prior written consent, which consent shall not be unreasonably withheld, subject, however, to any terms and conditions which Lessor may require. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

Lessee acknowledges Lessor may sell and/or assign its interest or grant a security interest in each Lease and/or the Product to an assignee ("lessor's Assignee"), so long as Lessee is not in default hereunder. Lessor or Lessor's Assignee shall not interfere with Lessee's right of quiet enjoyment and use of the Product. Upon the assignment of each Lease, Lessor's Assignee shall have any and all discretions, rights and remedies of Lessor and all references to Lessor shall mean Lessor's Assignee. In no event shall any assignee of Lessor be obligated to perform any duty, covenant or condition under this Lease and Lessee agrees it shall pay such assignee without any defense, rights of set-off or counterclaims and shall not hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder.

Lessee, at its expense, may relocate Product (after packing it for shipment in accordance with the manufacturer's instructions) to a different address within thirty (30) days prior written notice to Lessor. The Product shall at all times be used solely within the United States.

8.       Upgrades and Additions

Lessee may affix or install any accessory, addition, upgrade, equipment or device on the Product ("Additions") provided that such Additions (i) can be removed without causing material damage to the Product, (ii) do not reduce the value of the Produce and (iii) are obtained from or approved by Sun Microsystems Computer Corporation and are not subject to the interest of any third party other than Lessor. Any other Additions may not be installed without Lessor's prior written consent. At the end of the Schedule Term, Lessee shall remove any Additions which (i) were not leased by Lessor and (ii) are readily removable without causing material damage or impairment of the intended function, use, or value of the Product and restore the Product to its original configuration. Any Additions which are not so removable will become the lessor's property (lien free).

9.       Lease End Options

Upon written notice given at least ninety (90) days prior to expiration of the Lease Term, and provided Lessee is not in default under any Schedule, Lessee may
(i) exercise any purchase option set forth on the Schedule, or (ii) renew the Schedule for a minimum extension period of twelve (12) months, or (iii) return the Product to Lessor at the expiration date of the Schedule pursuant to Section 6 above.

10.      Insurance, Loss or Damage

Effective upon shipment of Product to Lessee and until Product is received by lessor, Lessee shall provide at its expense (i) insurance against the loss or theft or damage to the Product for the full replacement value, nd (ii) insurance against public liability and property damage. Lessee shall provide a certificate of insurance that such coverage is in effect, upon request by Lessor, naming Lessor as loss payee and/or additional insured as may be required.

Lessee shall bear the entire risk of loss, theft, destruction of or damage to any item of Product. No loss or damage shall relieve Lessee of the obligation to pay Rent or any other obligation under the Schedule. In the event of loss or damage, Lessee shall promptly notify Lessor and shall, at Lessor's option, (i) place the Product in good condition and repair, or (ii) replace the Product with lien free Product of the same model, type and configuration in which case the relevant Schedule shall continue in full force and effect and clear title in such Product shall automatically vest in Lessor, or (iii) pay Lessor the present value of remaining Rent plus the buyout purchase option price provided for in the applicable Schedule.

11.      Selection, Warranties and Limitation of Liability

Lessee acknowledges that it has selected the Product and disclaims any reliance upon statements made by lessor. Lessee acknowledges and agrees that use and possession of the Product by Lessee shall be subject to and controlled by the terms of any manufacturer's or, if appropriate, supplier's warranty, and Lessee agrees to look solely to the manufacturer or, if appropriate, supplier with respect to all mechanical, service and other claims, and the right to enforce all warranties made by said manufacturer are hereby assigned to Lessee for the term of the Schedule.

EXCEPT AS SPECIFICALLY PROVIDED HEREIN, LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, NONINFRINGEMENT, THE DESIGN, QUALITY, CAPACITY OR CONDITION.

SENT BY:

Sun Microsystems Finance
5500 Wayman Boulevard, Suite
Golden Valley, MN  55416

800 736 5366

                       Lease Schedule ("Schedule") No. 001
                                                       ----
            To Master Lease Agreement ("Master Lease") No. SL7082094
                                                           ---------

                          LESSEE                                                      LESSOR
NAME:  WordCruncher Internal Technologies,     Inc.                   SUN MICROSYSTEMS FINANCE
                                                                      A Sun Microsystems, Inc. Business
                                                                      901 SAN ANTONIO ROAD
                                                                      PALO ALTO, CA  94303
------------------------------------------------------------
ADDRESS:  405 East 12450  South
                  Suite B
                  Draper, UT  84020

------------------------------------------------------------
ADMIN. CONTACT:  Mr. Ken Bell
------------------------------------------------------------ ---------------------------------------------------------
PHONE NO.:                  801-816-9904                     PHONE NO. 800-786-3366  FAX NO.: 612-513-3299
------------------------------------------------------------ ---------------------------------------------------------
                      BILLING ADDRESS                                            PAYMENT SCHEDULE

------------------------------------------------------------
                                                             ---------------------------------------------------------
                       Same as above                         LEASE TERM:                24 MONTHS
                                                             ---------------------------------------------------------
                                                             RENTAL:  $23,779.00*       PER MONTH
                                                             ---------------------------------------------------------
                                                             *Payments to be made via Automatic Bank Withdrawal
------------------------------------------------------------ ---------------------------------------------------------
LEASE PURCHASE ORDER NO.:                                    SALES/USE TAX:  Payment amount may be increased to
                                                             include applicable sales/use tax.
                                                             ---------------------------------------------------------
------------------------------------------------------------
CONTACT:

------------------------------------------------------------
PHONE NO.:
                    LOCATION OF PRODUCT                                        OTHER LEASE OPTIONS

------------------------------------------------------------
                                                             ---------------------------------------------------------
                                                                      FMV PURCHASE OR RENEWAL
                                                             ---------------------------------------------------------
                       Same as above                                  $1 PURCHASE OPTION
                                                             ---------------------------------------------------------
                                                                      10% PURCHASE OPTION
                                                             ---------------------------------------------------------
                                                                      OTHER:
------------------------------------------------------------
CONTACT NO.:
PHONE NO.:
------------------------------------------------------------ ---------------------------------------------------------

PRODUCT DESCRIPTION: AS DESCRIBED IN INTEGRATED BUSINESS SOLUTIONS QUOTATION NO. Word 11-4-99 LESS INTEGRATED BUSINESS SOLUTIONS EXHIBIT "A" ADDING INTEGRATED BUSINESS SOLUTIONS QUOTATION #'s Word 11-30-99(1), Word 11-30-99(2), Word 11-30-99(3) Modified, Word 11-30-99(4), Word 11-30-99(5) and Word 11-30-99(6) &
QWEST PRODUCTS & SERVICES PURCHASE ORDER FORMS DATED 11-23-99; TOTALING $97,688, DATED 12-3-99, TOTALING $11,410 & DATED 12-3-99; TOTALING $2,886 ATTACHED HERETO.

MASTER AGREEMENT: This Schedule is issued and effective this date set forth below pursuant to the Master Lease identified above. All of the terms, conditions, representations and warranties of the Master Lease are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

The additional terms set forth on the reverse side hereof are made a part of this Schedule.

--------------------------------------------------------------------------------

AGREED AND ACCEPTED BY:

SUN MICROSYSTEMS FINANCE
A Sun Microsystems, Inc. Business

BY:
    ----------------------------------------

NAME:    Vicki Kandl
      --------------------------------------

TITLE:  Manager-Lease Originations
       -------------------------------------

DATE:
      --------------------------------------

AGREED AND ACCEPTED BY:

LESSEE:  WordCruncher Internet Technologies, Inc.

BY:     /s/ James W. Johnston
    ----------------------------------------

NAME:    James W. Johnston
      --------------------------------------

TITLE:   Chariman
       -------------------------------------

DATE:    13 Dec 99
      --------------------------------------